Exhibit 10.29

CONFIDENTIAL

Affiliate Adopting Agreement

This AFFILIATE ADOPTING AGREEMENT (this “Agreement”), dated as of August 18, 2021 (the “Adopting Effective Date”), is between

(a)	Bullish US LLC (“Company Affiliate”); and

(b)	Google LLC (“Google”).

WHEREAS, Google and Block.one LLC (“Existing Customer”), have entered into a Google Cloud Master Agreement dated 4 September 2020 that governs Google’s provision of, and Existing Customer’s utilization of, the Google Cloud Platform services (such agreements, the “Existing Customer Contract”); and

WHEREAS, Google and Company Affiliate wish to enter into agreements pursuant to which Google will provide services to Company Affiliate on substantially the same terms and conditions (except as revised pursuant to this Agreement) as the terms and conditions of the Existing Customer Contract; and

WHEREAS, Google and Existing Customer have acknowledged and agreed in the Existing Customer Contract to the arrangement contemplated hereby.

NOW, THEREFORE, in consideration of the foregoing premises and mutual covenants contained herein, Google and Company Affiliate hereby agree as follows:

1.	Affiliate Agreement

(a)

Subject to the terms and conditions herein, Google and Company Affiliate hereby enter into this Agreement, under which all the terms and conditions of the Existing Customer Contract are incorporated herein by reference, mutatis mutandis, and apply separately to Company Affiliate, renamed as set forth below, in each case as revised pursuant hereto.

(b)

In the event of any inconsistency or conflict between the provisions of this Agreement and the provisions in the Company Affiliate Contracts (as defined in Section 2(a) hereof), the provisions herein shall prevail.

(c)	Company Affiliate hereby acknowledges that it has received a copy of each of the Existing Customer Contract from Existing Customer.

2.	Amendments

(a)

The provisions of each of the Existing Customer Contracts, each as applied only to the provision of services by Google to Company Affiliate pursuant to the arrangement contemplated hereby, are hereby revised as follows (as so revised, such Existing Customer Contract shall be referred to as the “Company Affiliate Contracts”):

(i)	The term “Customer” shall refer to Company Affiliate;

CONFIDENTIAL

(ii)	The “Effective Date” of each of the Company Affiliate Contracts shall be the Adopting Effective Date; and

(iii)	The contact and address information for Company Affiliate shall be as set forth on the signature page hereto.

(b)

Any change of ownership or control of voting rights or equity interests of Company Affiliate in connection with the public listing of equity interests of it or its holding company (or successor thereto) shall be deemed not to constitute a change of Control under the Company Affiliate Contracts, including under section 13.4 of the Google Cloud Master Agreement.

3.	General

(a)

Google and Company Affiliate hereby ratify and agree to the terms and conditions of each of the Company Affiliate Contracts (i.e., the terms and conditions of each of the Existing Customer Contract, as incorporated herein, mutatis mutandis, and amended hereby).

(b)

This Agreement (including the terms and conditions of each of the Company Affiliate Contracts) constitutes the entire agreement between Google and Company Affiliate with respect to the subject matter hereof and supersedes all prior understandings, representations and agreements, whether written or oral, between Google and Company Affiliate with respect to such subject matter.

(c)

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same agreement. Signed facsimile copies, and other electronic copies, of this Agreement will legally bind the parties to the same extent as original documents.

CONFIDENTIAL

IN WITNESS WHEREOF, each of the parties hereto has caused this Affiliate Adopting Agreement to be executed by its duly authorized officer as of the Adopting Effective Date.

GOOGLE LLC		BULLISH US LLC

By:	/s/ Philipp Schindler	By:	/s/ Stephen Ellis
	Name: Philipp Schindler	Name: Stephen Ellis
	Title: Authorized Signatory	Title: Authorised Signatory